FIDELITY ADVISOR INTERMEDIATE MUNICIPAL INCOME FUND

TELEPHONE VOTING SCRIPT

Introduction
HELLO, MR./MS. (SHAREHOLDER). MY NAME IS ___________. I AM CALLING ON BEHALF OF FIDELITY INVESTMENTS FOLLOWING UP ON A RECENT PROXY
MAILING THEY SENT YOU REGARDING THE   FIDELITY ADVISOR INTERMEDIATE
MUNICIPAL INCOME FUND.   I'M ASSISTING FIDELITY IN CONNECTION WITH THE
PROXY VOTE TO APPROVE THE IMPORTANT PROPOSAL THAT AFFECTS THE FUND AND YOUR INVESTMENT IN IT. I AM CALLING YOU TO ENCOURAGE YOU TO VOTE YOUR PROXY IF YOU HAVE NOT YET DONE SO.

HAVE YOU RECEIVED THE FIDELITY ADVISOR INTERMEDIATE MUNICIPAL INCOME FUND PROXY MATERIAL? THE PACKAGE WAS MAILED IN LATE FEBRUARY.
(Describe the mailings to the shareholder if he/she does not recall it ==> 6"x9" envelope with yellow and black bar down the side.)

If NO: Confirm shareholder's address for the purpose of sending proxy materials.
Q: COULD I PLEASE CONFIRM YOUR ADDRESS FOR THE PURPOSE OF SENDING PROXY MATERIALS TO YOU?

(If address is incorrect, please write down correct address at end of script under "Comments" and forward to Fidelity.)

Tell the shareholder that a new package will be mailed to him/her. Ask the shareholder to review the material upon receipt and vote his/her shares by signing, dating and mailing the proxy card in the return envelope provided, before the shareholder meeting on April 19. Inform the shareholder that if he/she wishes to vote by fax, he/she may do so. Thank the shareholder for his/ her time. (End phone call.)

I WILL HAVE A NEW PROXY PACKAGE MAILED TO YOU. PLEASE REVIEW THE MATERIAL WHEN YOU RECEIVE IT AND VOTE YOUR SHARES BY SIGNING, DATING AND MAILING THE PROXY CARD IN THE RETURN ENVELOPE PROVIDED, TO ENSURE THAT YOUR VOTE IS COUNTED AT THE SHAREHOLDER MEETING SCHEDULED FOR APRIL 19. IF YOU WOULD LIKE TO VOTE BY FAX, YOU MAY FAX YOUR SIGNED PROXY CARD TO 1-888-451-8683. THANK YOU FOR YOUR TIME THIS EVENING. (End call.)

If YES: Q: HAVE YOU REVIEWED THE MATERIAL?

If NO: PLEASE REVIEW THE MATERIAL AT YOUR EARLIEST CONVENIENCE AND VOTE YOUR SHARES BY SIGNING, DATING AND MAILING THE PROXY CARD IN THE RETURN ENVELOPE PROVIDED, TO ENSURE THAT YOUR VOTE IS COUNTED AT THE SHAREHOLDER MEETING SCHEDULED ON APRIL 19. IF YOU WOULD LIKE TO VOTE BY FAX, YOU MAY FAX YOUR SIGNED PROXY CARD TO 1-888-451-8683.

If YES: DO YOU HAVE ANY QUESTIONS?

If YES: Only answer questions using the proxy material. (Approved Q&A under separate cover). (DO NOT GUESS). If the shareholder has questions that are account-specific and outside the scope of the proxy statement, ask if they would like to be transferred to a Fidelity representative.

If YES: Conference in Fidelity at 1-800-522-7297, introduce the customer, and transfer the call. Note: Hours are 8:30am-7pm eastern time Monday through Friday (End call.)

 I'D BE GLAD TO TRANSFER YOU TO A FIDELITY REPRESENTATIVE RIGHT NOW TO HELP ANSWER YOUR QUESTIONS. PLEASE HOLD WHILE I CALL FIDELITY. (Once Fidelity rep answers and customer is still on hold ==> THIS IS ______FROM DF KING. WE ARE ASSISTING FIDELITY IN CALLING FIDELITY ADVISOR INTERMEDIATE MUNICIPAL INCOME FUND SHAREHOLDERS TO ENCOURAGE THEM TO VOTE THE PROXY THAT WAS RECENTLY MAILED TO THEM. I HAVE A SHAREHOLDER ON HOLD AND THEY HAVE FURTHER QUESTIONS I AM UNABLE TO ANSWER. COULD YOU PLEASE SPEAK TO HIM/HER? (Then conference call in customer and introduce customer to Fidelity rep ==> HELLO, MR./MS. ______, I HAVE ________ FROM FIDELITY ON THE LINE AND HE/SHE'LL BE HAPPY TO HELP ANSWER YOUR QUESTIONS. THANK YOU. (Transfer customer and end call.)

If NO: Politely refer them to Fidelity at 1-800-522-7297. Thank the shareholder for his/ her time. (End phone call.)

If shareholder sounds hostile:
 Thank the shareholder for his/ her time. (End phone call.)

 OKAY, I WILL GIVE YOU FIDELITY'S PHONE NUMBER IN CASE YOU'D LIKE TO CALL THEM AT ANOTHER TIME. THE PHONE NUMBER IS 1-800-522-7297.
 THANK YOU FOR YOUR TIME THIS EVENING. (End call.)

If not hostile: After answering all questions, offer the shareholder the opportunity to vote by telephone. Let the shareholder know that you will be recording the next part of the call, to ensure accuracy in his/her vote. Confirm the shareholder's identity by having him/her repeat his/her full name, address and the last 4 digits of his/her social security number. Record the shareholder's vote on the proposal.

 If the shareholder asks how the Board of Trustees voted, inform him/her that the Board of Trustees recommend a vote in favor of the proposal.

 Inform the shareholder that a confirmation letter will be sent to him/her, with a phone number to call if an error was made in recording his/her vote, or if he/she wishes to change his/her vote for any reason. Thank the shareholder for his/her time, and end the phone call.

 TO FACILITATE YOUR VOTING OF THE PROXY, YOU CAN VOTE BY TELEPHONE. IF YOU WOULD LIKE TO VOTE BY TELEPHONE, THE NEXT PART OF OUR CALL WILL BE RECORDED. THIS IS TO ENSURE ACCURACY OF YOUR VOTE. ALSO, WE WILL BE SENDING YOU A CONFIRMATION LETTER FOR YOUR RECORDS WITH A PHONE NUMBER TO CALL IN CASE ANY ERROR WAS MADE IN RECORDING YOUR VOTE, OR IF YOU WISH TO CHANGE YOUR VOTE FOR ANY REASON.

 WOULD YOU LIKE TO VOTE BY TELEPHONE?

  If NO: Politely refer him/her to Fidelity at 1-800- 522-7297. (End call)

  If YES: Confirm the shareholder's identity by  having  him/her repeat their full name, address and  the last 4 digits of his/her
social security number.   Record the shareholder's vote on the
proposal.

  COULD I PLEASE HAVE THE LAST FOUR DIGITS OF YOUR SOCIAL SECURITY NUMBER? (If it doesn't match, ask for the last four digits of the social security number on the account.)

 (If customer does not feel comfortable giving any part of his/her social security number, empathize and say that we require identification through this method to take a vote over the phone. If the customer is still uncomfortable, explain that while you cannot take the vote over the phone, you can mail him/her proxy materials and they can vote by mail.)

 I UNDERSTAND THAT YOU MAY FEEL UNCOMFORTABLE GIVING PART OF YOUR SOCIAL SECURITY NUMBER OVER THE PHONE. IT IS PART OF OUR REQUIRED PROCEDURES, HOWEVER, TO ENSURE PROPER IDENTIFICATION BEFORE WE TAKE ANY VOTES OVER THE PHONE. IS THIS OK WITH YOU? (If customer agrees, proceed with vote. If customer doesn't agree, offer to send proxy materials.)

 AGREES TO GIVE LAST FOUR DIGITS OF SSN:
 NOW I WILL READ YOU THE PROPOSAL AND ASK YOU WHETHER YOU VOTE "FOR", "AGAINST", OR "ABSTAIN".

FIDELITY ADVISOR INTERMEDIATE MUNICIPAL INCOME FUND

THE PROPOSAL IS (1) TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN FIDELITY ADVISOR INTERMEDIATE MUNICIPAL INCOME FUND AND FIDELITY ADVISOR MUNICIPAL INCOME FUND, ANOTHER FUND OF THE TRUST.
THE AGREEMENT PROVIDES FOR THE TRANSFER OF ALL OF THE ASSETS OF ADVISOR INTERMEDIATE MUNICIPAL TO ADVISOR MUNICIPAL INCOME IN EXCHANGE SOLELY FOR SHARES OF BENEFICIAL INTEREST IN CLASS A, CLASS T, CLASS B, CLASS C AND INSTITUTIONAL CLASS OF ADVISOR MUNICIPAL INCOME AND THE ASSUMPTION BY ADVISOR MUNICIPAL INCOME OF ADVISOR INTERMEDIATE MUNICIPAL'S LIABILITIES.
 .
DO YOU VOTE "FOR", "AGAINST" OR "ABSTAIN?"

 THANK YOU. AS I MENTIONED, I'LL BE SURE TO SEND A CONFIRMATION OF YOUR VOTE TO YOU BY MAIL. THANKS FOR YOUR TIME THIS EVENING. (End call.)

 DOES NOT AGREE TO GIVE LAST FOUR DIGITS OF SSN: UNFORTUNATELY, I WILL NOT BE ABLE TO TAKE YOUR VOTE OVER THE PHONE. WHAT I CAN DO IS HAVE A NEW PROXY PACKAGE MAILED TO YOU. PLEASE REVIEW THE MATERIAL WHEN YOU RECEIVE IT AND VOTE YOUR SHARES BY SIGNING, DATING AND MAILING THE PROXY CARD IN THE RETURN ENVELOPE PROVIDED, TO ENSURE THAT YOUR VOTE IS COUNTED AT THE SHAREHOLDER MEETING SCHEDULED FOR APRIL
19. IF YOU WOULD LIKE TO VOTE BY FAX, YOU MAY FAX YOUR SIGNED PROXY CARD TO 1-888-451-8683. THANK YOU FOR YOUR TIME THIS EVENING. (End call.)

FIDELITY ADVISOR INTERMEDIATE MUNICIPAL INCOME FUND

LOG SHEET

 Date__________________
 DF King Rep_________________

Address Correction
Social Security No.  (record from database; do not ask shareholder)_____________

Shareholder Name_______________________________________________________

Street Address _________________________________________________________

City_________________________ State_____________ Zip Code_________________

Materials to Be Sent
Proxy Card Only ________

Full Proxy Kit  __________

Comments
Notable Shareholder Response____________________________________________

_____________________________________________________________________

_____________________________________________________________________

Other Comments________________________________________________________

______________________________________________________________________

______________________________________________________________________

Was Shareholder Transferred to Fidelity Representative?     Yes_______ No______

FIDELITY ADVISOR INTERMEDIATE MUNICIPAL INCOME FUND

Script for Leaving a Message on an Answering Machine

HELLO, MR./MS. (SHAREHOLDER). MY NAME IS ___________. I AM CALLING ON BEHALF OF FIDELITY INVESTMENTS FOLLOWING UP ON A RECENT PROXY MAILING THEY SENT YOU REGARDING THE FIDELITY ADVISOR INTERMEDIATE MUNICIPAL INCOME FUND. I'M ASSISTING FIDELITY IN CONNECTION WITH THE PROXY VOTE TO APPROVE THE IMPORTANT PROPOSAL THAT AFFECTS THE FUND AND YOUR INVESTMENT IN IT.

AS AN OWNER OF THE FIDELITY ADVISOR INTERMEDIATE MUNICIPAL INCOME FUND, YOU SHOULD HAVE RECEIVED PROXY MATERIALS IN THE MAIL. AT YOUR EARLIEST CONVENIENCE, PLEASE SIGN, DATE AND MAIL THE PROXY CARD IN THE RETURN ENVELOPE PROVIDED TO YOU. IF YOU HAVE ANY QUESTIONS ABOUT THE PROPOSAL OR DID NOT RECEIVE ANY PROXY MATERIAL, PLEASE CALL FIDELITY AT 1-800-522-7297 BETWEEN THE HOURS OF 8:30AM-7PM EASTERN TIME MONDAY THROUGH FRIDAY. THANK YOU FOR YOUR TIME.